    MORGAN STANLEY INSTITUTIONAL FUNDS, TRUST - CORE FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                    Amount of       % of         % of
                                       Offering     Total            Shares       Offering      Funds
  Security      Purchase/  Size of     Price of   Amount of         Purchased     Purchased      Total                   Purchased
  Purchased    Trade Date  Offering     Shares     Offering          By Fund       By Fund       Assets     Brokers         From
-------------- ---------- ---------- ----------- ----------------- ------------- ------------ ----------- ------------- ----------
Oracle Corp.    04/02/08      -        $99.953   $2,500,000,000.00   380,000.00    0.01%        0.13%       Citi,       Citigroup
  5.75% due                                                                                                Mitsubishi
  4/15/2018                                                                                                   UFJ
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                           Securities
                                                                                                            LLC, BMO
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                             HSBC,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                          CO., Credit
                                                                                                          Suisse, BNP
                                                                                                            PARIBAS,
                                                                                                          RBC Capital
                                                                                                            Markets,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                            SCOCIETE
                                                                                                           GENERALE,
                                                                                                          UCI Capital
                                                                                                            Markets,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                           USA Inc.,
                                                                                                            Wachovia
                                                                                                          Securities,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BNY Capital
                                                                                                            Markets,
                                                                                                             Inc.,
                                                                                                             Lehman
                                                                                                            Brothers

   Wal-Mart     04/08/08     -        $99.759000 $1,000,000,000.00   385,000.00    0.04%        13.00%      Cit, Credit   Goldman
 Stores Inc.                                                                                                  Suisse,      Sachs
 Note 4.250%                                                                                              Goldman, Sachs
due 4/15/2013                                                                                               & Co., RBS
                                                                                                             Greenwich
                                                                                                           Capital, Bank
                                                                                                            of America
                                                                                                            Securities
                                                                                                             LLC, BBVA
                                                                                                            Securities,
                                                                                                           Deutsche Bank
                                                                                                            Securities,
                                                                                                           HSBC, Lehman
                                                                                                             Brothers,
                                                                                                              Mizuho
                                                                                                          Securities USA
                                                                                                               Inc.,
                                                                                                            Santander
                                                                                                          Investment, TD
                                                                                                            Securities,
                                                                                                             Barclays
                                                                                                           Capital, BNP
                                                                                                             PARIBAS,
                                                                                                             Dresdner
                                                                                                            Kleinwort,
                                                                                                             JPMorgan,
                                                                                                          Mitsubishi UFJ
                                                                                                            Securities,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                             Standard
                                                                                                             Chartered
                                                                                                             Bank, UBS
                                                                                                            Investment
                                                                                                          Bank, Wachovia
                                                                                                            Securities

   Dell Inc.     04/14/08    -          $99.736  $5000,000,000.00    245,000.00    0.05%         8.00%       Barclays    JPMorgan
  5.650% due                                                                                                 Capital,   Securities
   4/14/2018                                                                                               Goldman Sachs
                                                                                                              & Co.,
                                                                                                             JPMorgan
                                                                                                            Securities,
                                                                                                              Banc of
                                                                                                              America
                                                                                                            Securities
                                                                                                          LLC, Citigroup
                                                                                                          Global Markets
                                                                                                          Inc., Deutsche
                                                                                                               Bank
                                                                                                            Securities
                                                                                                            Inc., HSBC
                                                                                                            Securities,
                                                                                                              Mizuho
                                                                                                          Securities USA
                                                                                                           Inc., Morgan
                                                                                                           Stanley, UBS
                                                                                                          Securities LLC

 XTO Energy     04/15/08      -       $99.539000  $800,000,000.00    320,000.00     0.04%        0.11%       Lehman        Lehman
 Inc. 5.500%                                                                                               Brothers,      Brothers
due 6/15/2018                                                                                               Banc of
                                                                                                            America
                                                                                                           Securities
                                                                                                            LLC, BNP
                                                                                                            PARIBAS,
                                                                                                             Credit
                                                                                                            Suisse,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                          Securities,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                              Co.,
                                                                                                           Jefferies
                                                                                                            Company,
                                                                                                           JPMorgan,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                             Citi,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                           Co., BBVA
                                                                                                          Securities,
                                                                                                          BMO Capital
                                                                                                            Markets,
                                                                                                          BNY Capital
                                                                                                            Markets,
                                                                                                            Comerica
                                                                                                          Securities,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                          LLC, Lazard
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                            Natixis
                                                                                                          Bleichroeder
                                                                                                          Inc., Piper
                                                                                                            Jaffray,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                           Humphrey,
                                                                                                              UBS
                                                                                                           Investment
                                                                                                             Bank,
                                                                                                            Wachovia
                                                                                                           Securities

    General      04/16/08     -       $99.733000 $4,000,000,000.00   760,000.00    0.02%        0.26%        Banc of      Lehman
   Electric                                                                                                  America     Brothers
 Capital Corp.                                                                                             Securities
  Note 5.625%                                                                                                 LLC,
 due 5/1/2018                                                                                               Goldman,
                                                                                                          Sachs & Co.,
                                                                                                             Lehman
                                                                                                            Brothers
                                                                                                          Inc., Morgan
                                                                                                            Stanley &
                                                                                                               Co.
                                                                                                          Incorporated,
                                                                                                           Castle Oak
                                                                                                           Securities,
                                                                                                              L.P.,
                                                                                                            Blaylock
                                                                                                           Robert Van,
                                                                                                           LLC, Samuel
                                                                                                          A. Ramirez &
                                                                                                           Co., Inc.,
                                                                                                            Utendahl
                                                                                                             Capital
                                                                                                           Group, LLC,
                                                                                                          The Williams
                                                                                                             Capital
                                                                                                           Group, L.P.

  Dr. Pepper     04/25/08     -          $99.985 $1,200,000,000.00   190,000       0.01%        0.07%        Banc of     JPMorgan
Snapple Group                                                                                                America    Securities
   Inc. Note                                                                                               Securities
  6.820% due                                                                                              LLC, Goldman
   5/1/2018                                                                                               Sachs & Co.,
                                                                                                            JPMorgan
                                                                                                           Securities,
                                                                                                             Morgan
                                                                                                          Stanley, UBS
                                                                                                           Securities
                                                                                                            LLC, BNP
                                                                                                            Paribas,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities
                                                                                                            Internet,
                                                                                                             Scotia
                                                                                                             Capital
                                                                                                              Inc.,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                          Humphrey, TD
                                                                                                           Securities,
                                                                                                            Wachovia
                                                                                                           Securities
                                                                                                              Inc.

Bristol-Meyers   04/28/08     -       $99.825000  $600,000,000.00   $155,000.00    0.03%        0.05%        Banc of     JPMorgan
  Squibb CO.                                                                                                 America    Securities
  5.450% due                                                                                               Securities
   5/1/2018                                                                                                   LLC,
                                                                                                            JPMorgan,
                                                                                                              Citi,
                                                                                                            Goldman,
                                                                                                          Sachs & Co.,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                             Morgan
                                                                                                          Stanley, UBS
                                                                                                           Investment
                                                                                                              Bank

    Israel       05/01/08 $99.831000      -      $1,000,000,000.00   335,000.00    0.03%        0.12%         Citi,        Lehman
Electric Corp.                                                                                              JPMorgan,     Brothers
   Ltd Note                                                                                                  Merrill
  7.250% due                                                                                              Lynch & Co.,
   1/15/2019                                                                                                 Lehman
                                                                                                            Brothers,
                                                                                                             Morgan
                                                                                                             Stanley

 Comcast Corp    05/02/08     -        $99.97600 $1,000,000,000.00   200,000.00    0.02%        0.07%         Citi,      Deutsche
  Note 5.700%                                                                                               Deutsche       Bank
 due 5/15/2018                                                                                                Bank
                                                                                                           Securities,
                                                                                                             Merrill
                                                                                                          Lynch & Co.,
                                                                                                               UBS
                                                                                                           Investment
                                                                                                           Bank, Banc
                                                                                                           of America
                                                                                                           Securities
                                                                                                           LLC, Daiwa
                                                                                                           Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                             Lehman
                                                                                                          Brothers TSB
                                                                                                            Corporate
                                                                                                            Markets,
                                                                                                           Blaylock &
                                                                                                            Company,
                                                                                                              Inc.,
                                                                                                            Ramirez &
                                                                                                           Co., Inc.,
                                                                                                             Cabrera
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                          LLC, Merrill
                                                                                                          Lynch & Co.,
                                                                                                               UBS
                                                                                                           Investment
                                                                                                              Bank,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                            Goldman,
                                                                                                          Sachs & Co.,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                            Wachovia
                                                                                                           Securities,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                            USA inc.,
                                                                                                           BNY Mellon
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                           LLC, Guzman
                                                                                                           & Company,
                                                                                                           M.R. Beal &
                                                                                                          Company, BNP
                                                                                                            PARIBAS,
                                                                                                            JPMorgan,
                                                                                                            The Royal
                                                                                                             Bank of
                                                                                                            Scotland,
                                                                                                            Sun Trust
                                                                                                            Robinson
                                                                                                            Humphrey,
                                                                                                              Piper
                                                                                                            Jaffray,
                                                                                                          Loop Capital
                                                                                                            Markets,
                                                                                                            LLC, The
                                                                                                            Williams
                                                                                                             Capital
                                                                                                          Group, L.P.,
                                                                                                             Siebert
                                                                                                             Capital
                                                                                                             Markets

Korea Railroad   05/08/08     -       $99.637000  $300,000,000.00    130,000       0.04%        0.05%      Citi, HSBC,     HSBC
  Corp. Note                                                                                                 Morgan     Securities
  5.375% due                                                                                                 Stanley
   5/15/2013

    Parker       05/13/08     -       $99.765000  $450,000,000.00    170,000       0.06%        0.04%        Banc of      Banc of
 Hannifin Corp                                                                                               America,     America
  Note 5.500%                                                                                                Goldman
 due 5/15/2018                                                                                               Sachs &
                                                                                                               Co.,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                             KeyBanc
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                             Mizuho
                                                                                                            Securities
                                                                                                             USA Inc.,
                                                                                                              Wells
                                                                                                              Fargo
                                                                                                            Securities,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                               BNY
                                                                                                              Mellon
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                               LLC,
                                                                                                             Lazard
                                                                                                             Capital
                                                                                                             Markets

   Harley-      05/15/08     -        $99.805000 $1,000,000,000.00   200,000        0.02%       0.07%      Citigroup     Citigroup
   Davidson                                                                                                  Glohal
Funding Corp.                                                                                               Markets,
 Note 6.800%                                                                                                 Morgan
due 6/15/2018                                                                                              Stanley &
                                                                                                           Co. Inc.,
                                                                                                           Greenwich
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                           JPMorgan,
                                                                                                          BNP Paribas
                                                                                                           Securiteis
                                                                                                             Corp.,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           Securities
                                                                                                             Inc.,
                                                                                                            Wachovia
                                                                                                            Capital
                                                                                                            Markets

HBOS PLC Note   05/15/08     -        $99.584000 $2,000,000,000.00   340,000        0.01%       0.12%       Goldman,      Goldman
  6.750% due                                                                                                Sachs &        Sachs
  5/21/2018                                                                                               Co., Morgan
                                                                                                            Stanley,
                                                                                                             Lehman
                                                                                                            Brothers

  Starwood      05/16/08      -        $100.00   $400,000,000.00     150,000        0.03%       0.05%        Banc of      Banc of
  Hotels &                                                                                                America LLC,    America
   Resorts                                                                                                  JPMorgan,
 World Note                                                                                                  Morgan
 6.750% due                                                                                                 Stanley,
  5/15/2018                                                                                                  Merrill
                                                                                                           Lynch & Co.

Time Warner    06/16/08      -        $99.917    $2,000,000,000      265,000        0.01%       0.10%        Banc of      Banc of
 Cable Inc.                                                                                                  America      America
Note 6.750%                                                                                                Securities
due 7/1/2018                                                                                                LLC, BNP
                                                                                                            PARIBAS,
                                                                                                             Morgan
                                                                                                          Stanley, RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                            Wachovia
                                                                                                           Securities,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                           Citi, Daiwa
                                                                                                           Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                            Goldman,
                                                                                                          Sachs & Co.,
                                                                                                             Mizuho
                                                                                                           Securities
                                                                                                            USA Inc.,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                              LLC.
                                                                                                           Mitsubishi,
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                               UBS
                                                                                                           Investment
                                                                                                              Bank,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           Securities,
                                                                                                             Lehman
                                                                                                            Brothers,
                                                                                                            Blayleck
                                                                                                           Robert Van,
                                                                                                          LLC, Cabrera
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                            LLC, The
                                                                                                            Williams
                                                                                                             Capital
                                                                                                           Group, L.P.

 Rio Tinto     06/24/08      -        $99.131    $1,750,000,000.00   380,000       0.02%        0.15%       Deutsche     JPMorgan
Finance USA                                                                                                   Bank      Securities
  LTD Note                                                                                                 Securities,
 6.500% due                                                                                                 JPMorgan,
 7/15/2018                                                                                                   Morgan
                                                                                                            Stanley,
                                                                                                             Credit
                                                                                                           Suisse, RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                             SOCIETE
                                                                                                            GENERALE,
                                                                                                               ANZ
                                                                                                           Securities,
                                                                                                          Banco Bilbao
                                                                                                             Vizcaya
                                                                                                           Argentina,
                                                                                                              S.A.,
                                                                                                             CALYON,
                                                                                                              Daiwa
                                                                                                           Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities
                                                                                                          International
                                                                                                           plc, Mizuho
                                                                                                          International
                                                                                                               plc

    Tyco       07/29/08      -        $99.970    $300,000,000.00     155,000       0.02%        0.38%       Goldman,        UBS
Electronics                                                                                               Sachs & Co.,    Warburg
  Group SA                                                                                                   Banc of
   Noted                                                                                                     America
 5.950% due                                                                                                Securities
 01/15/2014                                                                                                LLC, Citi,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           securities,
                                                                                                             Morgan
                                                                                                          Stanley, UBS
                                                                                                           Investment
                                                                                                              Bank,
                                                                                                            Barclays
                                                                                                          Capital, BNP
                                                                                                            PARIBAS,
                                                                                                            JPMorgan,
                                                                                                             Lehman
                                                                                                            Brothers

  Alcoa Inc.    07/10/08     -        $99.684000 $750,000,000.00     610,000        0.00%       0.15%        Banc of     Barclays
 Note 6.750%                                                                                                 America   Capital Inc.
due 07/15/2018                                                                                              Securities
                                                                                                               LLC,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                              Citi,
                                                                                                              Lehman
                                                                                                            Brothers,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                               BNP
                                                                                                             PARIBAS,
                                                                                                           BMO Capital
                                                                                                             Markets,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                            BNY Mellon
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                             LLC, RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                               ANZ
                                                                                                           Securities,
                                                                                                               BBVA
                                                                                                           Securities,
                                                                                                             Goldman,
                                                                                                           Sachs & Co.
                                                                                                               UBS
                                                                                                            Investment
                                                                                                           Bank, Banca
                                                                                                            IMI, Daiwa
                                                                                                            Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                             JPMorgan

  Walgreen     07/14/08      -        $99.610    $1,300,000,000.00    85,000       0.00%        0.21%        Banc of     JPMorgan
 Co. Noted                                                                                                   America    Securities
 4.875% due                                                                                                Securities
 08/01/2013                                                                                                   LLC,
                                                                                                            JPMorgan,
                                                                                                            Goldman,
                                                                                                          Sachs & Co.,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                              Wells
                                                                                                              Fargo
                                                                                                           Securities,
                                                                                                              Loop
                                                                                                             Capital
                                                                                                           Markets, LC

  Dupont El    07/23/08       -        $99.960   $1,250,000,000.00   100,000        0.00%       0.25%         Credit      Goldman
 Nemour Note                                                                                                 Suisse,       Sachs
  6.00% due                                                                                                  Goldman,
  07/15/2018                                                                                                 Sachs &
                                                                                                           Co., Morgan
                                                                                                             Stanley,
                                                                                                             Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                            JPMorgan,
                                                                                                               ,RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                            Citi, ING
                                                                                                            Wholesale,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                              HSBC,
                                                                                                            Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                             Santander
                                                                                                           Investment,
                                                                                                              Scotia
                                                                                                             Capital,
                                                                                                             Standard
                                                                                                            Chartered
                                                                                                            Bank, UBS
                                                                                                            Investment
                                                                                                            Bank, The
                                                                                                             Williams
                                                                                                             Capital
                                                                                                           Group, L.P.

  XTO Energy     08/04/08     -        $99.713   $1,000,000,000.00    25,000        0.00%       0.06%         Lehman      Lehman
 Inc. 6.500%                                                                                                Brothers,    Brothers
due 12/15/2018                                                                                              Jeffries &
                                                                                                             Company,
                                                                                                             Wachovia
                                                                                                           Securities,
                                                                                                             Banc of
                                                                                                             America
                                                                                                            Securities
                                                                                                             LLC, BNP
                                                                                                             PARIBAS,
                                                                                                             SunTrust
                                                                                                             Robinson
                                                                                                            Humphrey,
                                                                                                               RBS
                                                                                                            Greenwich
                                                                                                             Capital,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           Securities,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                              Credit
                                                                                                             Suisse,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                              Citi,
                                                                                                            JPMorgan,
                                                                                                             Merrill
                                                                                                             Lynch &
                                                                                                             Co., UBS
                                                                                                            Investment
                                                                                                            Bank, BBVA
                                                                                                           Securities,
                                                                                                             Comerica
                                                                                                           Securities,
                                                                                                              Lazard
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                              Tudor,
                                                                                                            Pickering,
                                                                                                           Holt & Co.,
                                                                                                           BMO Capital
                                                                                                             Markets,
                                                                                                             DNB NOR
                                                                                                             Markets,
                                                                                                             Natixis
                                                                                                           Bleichroeder
                                                                                                            Inc., BNY
                                                                                                              Mellon
                                                                                                             Capital
                                                                                                             Markets,
                                                                                                           LLC, Fortis
                                                                                                            Securities
                                                                                                            LLC, Piper
                                                                                                             Jaffray,
                                                                                                           Wells Fargo
                                                                                                            Securities

     Tyco        07/09/08     -        $99.970   $300,000,000.00     490,000        0.16%       0.20%        Goldman,       UBS
 Electronics                                                                                                 Sachs &      Warburg
   Group SA                                                                                                 Co., Banc
 Noted 5.950%                                                                                               of America
due 01/15/2014                                                                                              Securities
                                                                                                            LLC, Citi,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                           securities,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                               UBS
                                                                                                            Investment
                                                                                                              Bank,
                                                                                                             Barclays
                                                                                                             Capital,
                                                                                                               BNP
                                                                                                             PARIBAS,
                                                                                                            JPMorgan,
                                                                                                              Lehman
                                                                                                             Brothers

Walgreen Co.   07/14/08      -        $99.610    $1,300,000,000.00   200,000        0.01%       0.08%        Banc of     JPMorgan
Noted 4.875%                                                                                                 America    Securities
     due                                                                                                    Securities
 08/01/2013                                                                                                    LLC,
                                                                                                            JPMorgan,
                                                                                                             Goldman,
                                                                                                             Sachs &
                                                                                                           Co., Morgan
                                                                                                             Stanley,
                                                                                                              Wells
                                                                                                              Fargo
                                                                                                           Securities,
                                                                                                               Loop
                                                                                                             Capital
                                                                                                           Markets, LC

  Dupont El    07/23/08       -        $99.960   $1,250,000,000.00   190,000         0.01%      0.08%         Credit      Goldman
 Nemour Note                                                                                                  Suisse,      Sachs
  6.00% due                                                                                                  Goldman,
  07/15/2018                                                                                               Sachs & Co.,
                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                              Banc of
                                                                                                              America
                                                                                                            Securities
                                                                                                               LLC,
                                                                                                             JPMorgan,
                                                                                                               ,RBS
                                                                                                             Greenwich
                                                                                                             Capital,
                                                                                                             Citi, ING
                                                                                                            Wholesale,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities,
                                                                                                               HSBC,
                                                                                                            Mitsubishi
                                                                                                                UFJ
                                                                                                            Securities,
                                                                                                              Mizuho
                                                                                                            Securities
                                                                                                             USA Inc.,
                                                                                                             Santander
                                                                                                            Investment,
                                                                                                               Scotia
                                                                                                             Capital,
                                                                                                             Standard
                                                                                                             Chartered
                                                                                                             Bank, UBS
                                                                                                            Investment
                                                                                                             Bank, The
                                                                                                             Williams
                                                                                                              Capital
                                                                                                            Group, L.P.